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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported): AUGUST 2, 2002
                                                  --------------



                              I/OMAGIC CORPORATION
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             (Exact name of registrant as specified in its charter)


          NEVADA                   000-27267                     88-0290623
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(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
     of Incorporation)                                       Identification No.)



                  1300 EAST WAKEHAM AVENUE, SANTA ANA, CA 92705
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               (Address of Principal Executive Offices) (Zip Code)



Registrant's telephone number, including area code: (714) 953-3000
                                                    ----------------



                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS

         On May 28, 2002, I/OMagic Corporation filed a proxy statement dated May 16, 2002 with the Securities and Exchange Commission relating to its 2002 annual meeting of stockholders that originally was scheduled for June 20, 2002. However, its 2002 annual meeting was not held on June 20, 2002. Instead, I/OMagic is preparing to hold its 2002 annual meeting of stockholders on October 15, 2002 at a time and location to be determined. All holders of record of I/OMagic's common stock outstanding as of the close of business on September 6, 2002 will be entitled to vote at the annual meeting.

         The May 16, 2002 proxy statement is not applicable to the upcoming 2002 annual meeting to be held on October 15, 2002. The May 16, 2002 proxy statement contained, among other proposals, a proposal to approve a reverse split of I/OMagic's common stock in an amount between one-for-two and one-for-seven. As of the date of this report, I/OMagic had not made a final decision as to whether it will seek stockholder approval of a reverse split of I/OMagic's common stock at the October 15, 2002 annual meeting. If I/OMagic determines to seek stockholder approval for a reverse split at the October 15, 2002 annual meeting, I/OMagic will make its intentions clear in the proxy statement that it will file with the Securities and Exchange Commission relating to that meeting.

         The May 16, 2002 proxy statement disclosed deadlines for submission of stockholder proposals to be presented at I/OMagic's 2002 annual meeting. Because I/OMagic's board of directors has rescheduled I/OMagic's 2002 annual meeting to a later date, I/OMagic has extended the stockholder proposal deadlines.

         Proposals by stockholders that are intended for inclusion in I/OMagic's proxy statement and proxy and to be presented at I/OMagic's 2002 annual meeting must be delivered to the attention of I/OMagic's president at I/OMagic's headquarters by August 30, 2002 in order to be considered for inclusion in I/OMagic's proxy materials. Those proposals may be included in I/OMagic's proxy materials if they comply with the rules and regulations of the Securities and Exchange Commission governing stockholder proposals.

         For all other proposals by stockholders to be timely, a stockholder's notice must be delivered to, or mailed and received at, I/OMagic's headquarters not later than September 6, 2002. If a stockholder fails to notify I/OMagic of any such proposal prior to that date, I/OMagic's management will be allowed to use its discretionary voting authority with respect to proxies held by management when the proposal is raised at the annual meeting, without any discussion of the matter in I/OMagic's proxy statement.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2002

                                I/OMAGIC CORPORATION

                                By: /s/ TONY SHAHBAZ
                                ------------------------------------------------
                                Tony Shahbaz, Chief Executive Officer,
                                President, Chief Financial Officer and Secretary